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                                                                    EXHIBIT 10.3

                  AMENDMENT NO. 1 TO AUGUST 2001 LOAN AGREEMENT

This Amendment No. 1 to August 2001 Loan Agreement (the "AMENDMENT") is made as of September 9, 2001 by and between THE PLASTIC SURGERY COMPANY, a Georgia corporation ("PSC"), and the lenders signing a signature page hereto (the "LENDERS").

                                    RECITALS
                                    --------

         A. The Lenders and PSC entered into that certain Loan Agreement dated as of August 7, 2001 (the "ORIGINAL AGREEMENT").

         B. The Lenders and PSC wish to amend and restate certain Sections of the Original Agreement to read as set forth in this Amendment.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO ORIGINAL AGREEMENT.
         1.1 The first sentence of Section 1.2(e) of the Original Agreement is amended and restated in its entirety to read as follows:

                  "The parties acknowledge and agree that additional parties may lend funds (the "ADDITIONAL LENDERS FUNDS") to Borrower after the First Closing Date under the same terms as the Lenders hereunder with the written consent of PMF and Borrower; provided however, that any such subsequent loan shall occur not later than forty-five (45) days after the First Closing Date."

         1.2 The seventh sentence of Section 2.1(a)(i) of the Original Agreement is amended and restated in its entirety to read as follows:

                  "Additional parties hereto may after the First Closing Date and in accordance with Section 1.2(e) hereof lend Borrower Additional Lenders Funds, provided that such Additional Lenders Funds shall not exceed an aggregate principal amount (the "Maximum Amount") of Five Hundred Nine Thousand Dollars ($509,000); provided however, that Dennis Condon may elect to lend Borrower Additional Lender Funds up to an aggregate principal amount of One Hundred Ninety Thousand Dollars ($190,000) and such funds shall not be included for purposes of determining the Maximum Amount."

         SECTION 2. MISCELLANEOUS.
         2.1 Except as set forth in Section 1 of this Amendment, the Original Agreement shall continue in full force and effect.

         2.2 This Amendment shall be interpreted, construed, and enforced in all respects in accordance with the laws of the State of California without reference to its choice of law rules.

         2.3 This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

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The Plastic Surgery Company

By: /S/ Dennis Condon
    --------------------------------------------
Its  President and Chief Executive Officer



Pacific Mezzanine Fund, L.P.

By: Pacific Private Capital, its General Partner

By: /S/ Nathan W. Bell
    --------------------------------------------
Its: General Manager

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Guarantee & Trust CO TTEE
FBO Curtis J Pabst
GTC IRA

By
    --------------------------------------------
Its
    --------------------------------------------

----------------------------
Nathan Bell


----------------------------
John LeRoy


/S/ Dennis Condon
----------------------------
Dennis Condon


/S/ William Brad Winegar
----------------------------
William Brad Winegar


----------------------------
Keith Belling


----------------------------
Lee Carson


----------------------------
Robert London


/S/ George Sarlo
----------------------------
George Sarlo

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